SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date  of  Report  (Date  of  earliest  event  report)     November  15,  2000
                                                          -------------------

Commission  File  Number          0-12516
                                  -------

Dynamic  Healthcare  Technologies,  Inc.
----------------------------------------
 (Exact  name  of  registrant  as  specified  in  its  charter)

Florida                         0-12516                         59-3389871
-------                         -------                         ----------
 (State  or  other  jurisdiction              (Commission  File  Number)
(IRS  E.I.N.)
  of  Incorporation)

615  Crescent  Executive  Court,  Fifth  Floor   Lake  Mary,Florida       32746

-------------------------------------------------------------------------------
(Address  of  principal executive offices)                           (ZIP Code)

(407)  333-5300
---------------
(Registrant's  telephone,  including  area  code)


None
----
(Former  name  of  former  address,  if  changed  from  last  report)

This  report  consists  of  six  (6)  pages.

The  index  to  exhibit  appears  on  page  four  (4)


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
                                    FORM 8-K
                      DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                NOVEMBER 15, 2000



Item  1.     Changes  in  Control  of  Registrant

     None.

Item  2.     Acquisition  or  Disposition  of  Assets

     None.

Item  3.     Bankruptcy  or  Receivership

     None.

Item  4.     Changes  in  Registrant's  Certifying  Accounts

     None.

Item  5.     Other  Events

On November 15, 2000, the Company announced the appointments of Mr. Christopher Assif to the position of Chief Executive Officer and Mr. John P. (JP) Fingado to the position of President and Chief Operating Officer. Mitchel J. Laskey, Dynamic's President since 1994 and Chief Executive Officer since 1996 becomes a Senior Advisor/Consultant to the Company and remains a member of the Company's Board of Directors.

Item  6.     Resignations  of  Registrant's  Directors

     None.

Item  7.     Financial  Statements  and  Exhibits

     (a)     Financial  Statements  of  Business  Acquired.

          None.

     (b)     ProForma  Financial  Information.

          None.

     (c)     Exhibits

          99.1    Press  Release  of  the  Company  dated  November  15,  2000.


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
                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              DYNAMIC  HEALTHCARE  TECHNOLOGIES,  INC.
                              ----------------------------------------
     (Registrant)





Date:     November  15,  2000               /S/CHRISTOPHER  ASSIF
                                            -----------------------------------
                                             Christopher  Assif
                                             Chief  Executive  Officer



Date:     November  15,  2000               /S/PAUL  S.  GLOVER
                                            -----------------------------------
                                             Paul  S.  Glover
                                             Vice  President  of  Finance,  CFO
                                             and  Secretary


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
                                    FORM 8-K
                      DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                NOVEMBER 15, 2000

                                INDEX TO EXHIBIT


Description  of  Exhibit:                                            Page Number
-------------------------                                            -----------

           99.1    Press Release of the Company dated November 15, 2000        5

Contact:          Dynamic  Healthcare  Technologies  Inc.
     Christopher  Assif  (investors)
President  and  CEO
cassif@dht.com
--------------

     Chris  Willard  (media)
Director,  Marketing  Communications
cwillard@dht.com
----------------
800-832-3020


          DYNAMIC HEALTHCARE TECHNOLOGIES ANNOUNCES MANAGEMENT CHANGES

     LASKEY  STEPS  DOWN  AS  C.E.O.

LAKE MARY, FLORIDA, -- NOVEMBER 15, 2000 -- Dynamic Healthcare Technologies, Inc. (Nasdaq: DHTI) today announced the appointments of Christopher Assif to the position of Chief Executive Officer and John P. (JP) Fingado to the position of President and Chief Operating Officer. Mitchel J. Laskey, Dynamic's President since 1994 and Chief Executive Officer since 1996, becomes a consultant to the company and remains a member of the company's board of directors.

Commenting on Assif's promotion to CEO, Mr. Laskey stated: "Dynamic, its clients and the science of diagnostic medicine are moving rapidly into the Internet age. Developments of new products, services, strategic alliances and business models are required to execute in this ever-changing environment. Cris has demonstrated, in a short period of time, that he possesses the leadership skills, creativity, drive and passion to execute Dynamic's short- and long-range business objectives. The board and I are thrilled that Cris has accepted this increased role within the company."

Assif joined Dynamic in June of this year and has served as Dynamic's President of Internet Solutions. During Mr. Assif's brief tenure, he has launched the company's CoMed suite of clinical connectivity and application service provider offerings for laboratory, pathology, and radiology. CoMed enables service providers to enhance workflow processes and communicate critical diagnostic information to physicians and clinicians. Mr. Assif has 18 years of health information systems experience, with the last four years dedicated to connecting physicians to valuable clinical and health plan information via the Internet and private intranets. Before coming to Dynamic, he was President and CEO of Health Network Ventures (HNV), a leading healthcare-focused Internet application service provider. Mr. Assif was instrumental in the sale of HNV to Cerner Corporation earlier this year.

                                     (more)

DYNAMIC  HEALTHCARE  TECHNOLOGIES  ANNOUNCES  MANAGEMENT  CHANGES
PAGE  TWO


Immediately prior to joining HNV, Mr. Assif was a vice president and product line executive with Cerner Corporation, where he created three successful product lines over a five year tenure with the company. Previously, Mr. Assif held senior business development and marketing positions with Ameritech Corporation and Baxter International.

Commenting on Fingado's promotion to President and COO, Assif stated: "JP brings significant operational expertise in helping clients achieve their clinical and business objectives using Dynamic systems. His knowledge and commitment are critically important to the long term success of this organization. I am pleased to have an individual of his caliber as my associate in growing and expanding Dynamic's businesses."

Fingado, a ten year veteran of Dynamic and one of its acquired companies, Collaborative Medical Systems, has fulfilled a variety of roles in implementation, support and development of the company's pathology, radiology and laboratory systems. Most recently, Mr. Fingado served as Vice President and General Manager of the company's successful CoPath anatomic pathology information system product line.

About  Dynamic
Dynamic Healthcare Technologies makes diagnostic medicine digital through its clinical and diagnostic workflow solutions for pathology, laboratory, radiology services in hospitals, clinics, and ambulatory care settings. The company's systems are installed in more than 650 client locations, including half of the nation's "Best Hospitals" and 40% of the "Best Hospitals" in cancer treatment as reported in US News and World Reports magazine. Dynamic is expanding its reach even deeper into the care process through Internet-based clinical connectivity and applications service provider capabilities marketed under the name CoMed.

                                       ###



This press release contains forward looking statements that involve a number of risks and uncertainties, including, but not limited to, certain areas beyond the Company's control with respect to future business events and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.

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